Exhibit 16

September 21, 2010

Securities and Exchange Commission
100 F Street N.E.
Washington, DC 20549

            Re:      Inter Parfums, Inc.
                       Commission File No. 0-16469

We have read the statements made by Inter Parfums, Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission pursuant to Item 4.01 of Form 8-K - Changes in Registrant's Certifying Public Accountant, as part of the Form 8-K of Inter Parfums, Inc. dated September 21, 2010. We agree with the statements concerning our firm contained therein.

Very Truly Yours,
/s/ Mazars LLP
Mazars LLP